                                                                    EXHIBIT 99.A

                               TRUSERV CORPORATION
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                                     ASSETS


                                                                               MARCH 31,      DECEMBER 31,
                                                                                 2001            2000
                                                                                 ----            ----
                                                                                   (000'S OMITTED)
Current assets:
   Cash and cash equivalents ...........................................      $   14,259      $   18,316
   Restricted cash .....................................................           1,000           1,000
   Accounts and notes receivable, net of allowance for doubtful
         accounts of $8,338,000 and $7,170,000 .........................         373,658         396,587
   Inventories (Note 5) ................................................         452,168         443,663
   Other current assets ................................................          18,160          12,274
                                                                              ----------      ----------
         Total current assets ..........................................         859,245         871,840

Properties, net ........................................................         210,782         216,146

Goodwill, net ..........................................................          93,323          94,051

Other assets ...........................................................          48,310          53,977
                                                                              ----------      ----------
         Total assets ..................................................      $1,211,660      $1,236,014
                                                                              ==========      ==========


       See Notes to Unaudited Condensed Consolidated Financial Statements

                               TRUSERV CORPORATION
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                         LIABILITIES AND CAPITALIZATION


                                                                                      MARCH 31,        DECEMBER 31,
                                                                                        2001              2000
                                                                                        ----              ----

                                                                                           (000'S OMITTED)
Current liabilities:
   Accounts payable ...........................................................      $   395,156       $   356,196
   Outstanding checks .........................................................           50,312           129,490
   Accrued expenses ...........................................................           87,986            85,161
   Short-term borrowings ......................................................          178,449           138,085
   Current maturities of notes, long-term debt and capital lease
      obligations .............................................................           61,828            61,350
   Patronage dividend payable in cash .........................................            1,770            10,558
                                                                                     -----------       -----------
         Total current liabilities ............................................          775,501           780,840
Long-term debt, including capital lease obligations, less current maturities ..          287,267           288,929
Deferred credits ..............................................................            9,553             9,821
                                                                                     -----------       -----------
Total liabilities and deferred credits ........................................        1,072,321         1,079,590
                                                                                     -----------       -----------
Minority interest .............................................................            4,624             4,999
Commitments and contingencies .................................................               --                --
Members' capitalization:
   Promissory (subordinated) and installment notes ............................           62,819            65,846
   Members' equity:
      Redeemable Class A voting common stock, $100 par value; 750,000 shares authorized; 444,240 and 411,180 shares issued and fully paid; 65,820 and
       98,880 shares issued (net of subscriptions receivable of
       $1,748,000 and $1,922,000) .............................................           49,264            49,084
      Redeemable Class B non-voting common stock and paid-in capital, $100 par value; 4,000,000 shares authorized; 1,732,968 and 1,732,962 shares
       issued and fully paid ..................................................          174,596           174,596
      Loss allocation (Note 4) ................................................          (92,460)          (92,460)
      Deferred patronage ......................................................          (27,195)          (27,288)
      Retained deficit ........................................................          (31,410)          (17,381)
      Accumulated other comprehensive loss ....................................             (899)             (972)
                                                                                     -----------       -----------
         Total members' equity ................................................           71,896            85,579
                                                                                     -----------       -----------
              Total members' capitalization ...................................          134,715           151,425
                                                                                     -----------       -----------
                   Total liabilities and members' capitalization ..............      $ 1,211,660       $ 1,236,014
                                                                                     ===========       ===========


       See Notes to Unaudited Condensed Consolidated Financial Statements

                               TRUSERV CORPORATION
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                  FOR THE THIRTEEN
                                                                     WEEKS ENDED
                                                                     -----------
                                                             MARCH 31,         APRIL  1,
                                                               2001              2000
                                                               ----              ----

                                                                   (000'S OMITTED)
Revenues ...............................................   $   654,350       $ 1,027,605

Costs and expenses:
   Cost of revenues ....................................       603,700           964,939
   Logistics and manufacturing expenses (Note 2) .......        20,648            23,829
   Selling, general and administrative expenses (Note 2)        29,167            34,159
   Interest paid to members ............................         1,953             2,815
   Other interest expense ..............................        13,404            11,600
   Gain on sale of properties ..........................           (62)             (103)
   Other income, net ...................................          (560)             (765)
                                                           -----------       -----------
                                                               668,250         1,036,474
                                                           -----------       -----------
Net loss before income taxes ...........................       (13,900)           (8,869)
Income tax expense .....................................            36                55
                                                           -----------       -----------
Net loss ...............................................   $   (13,936)      $    (8,924)
                                                           ===========       ===========

       See Notes to Unaudited Condensed Consolidated Financial Statements.

                               TRUSERV CORPORATION
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                               FOR THE THIRTEEN WEEKS ENDED
                                                                               ----------------------------
                                                                                  MARCH 31,      APRIL 1,
                                                                                    2001           2000
                                                                                    ----           ----

                                                                                      (000'S OMITTED)
Operating activities:
   Net loss ................................................................      $(13,936)      $ (8,924)
   Adjustments to reconcile net loss to cash and
      cash equivalents provided by (used for) operating activities:
      Depreciation and amortization ........................................        10,702         11,314
      Provision for allowance for doubtful accounts ........................         1,340          2,097
      Net change in working capital components .............................        47,957        (44,574)
                                                                                  --------       --------
   Net cash and cash equivalents provided by (used for) operating activities:       46,063        (40,087)
                                                                                  --------       --------

Investing activities:
   Additions to properties owned ...........................................        (3,212)        (3,389)
   Proceeds from sale of properties owned ..................................            25          1,143
   Changes in other assets .................................................         4,182           (219)
                                                                                  --------       --------
   Net cash and cash equivalents provided by (used for)
     investing activities ..................................................           995         (2,465)
                                                                                  --------       --------

Financing activities:
   Payment of patronage dividend ...........................................        (8,788)            --
   Proceeds from long-term borrowings ......................................            --            791
   Payment of notes, long-term debt and lease obligations ..................        (3,693)        (4,472)
   Increase (decrease) in outstanding checks ...............................       (79,178)       (46,355)
   Proceeds from short-term borrowings, net of repayments ..................        40,364         93,509
   Purchase of common stock ................................................            --         (1,505)
   Proceeds from Class A common stock subscription receivables .............           180            145
                                                                                  --------       --------
   Net cash and cash equivalents provided by (used for) financing activities       (51,115)        42,113
                                                                                  --------       --------
Net decrease in cash and cash equivalents ..................................        (4,057)          (439)

Cash and cash equivalents at beginning of period ...........................        18,316          1,815
                                                                                  --------       --------
Cash and cash equivalents at end of period .................................      $ 14,259       $  1,376
                                                                                  ========       ========

       See Notes to Unaudited Condensed Consolidated Financial Statements.

                               TRUSERV CORPORATION

         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The condensed consolidated balance sheet at March 31, 2001 and December 31, 2000 and the condensed consolidated statement of operations and statement of cash flows for the thirteen weeks ended March 31, 2001 and April 1, 2000 are unaudited and, in the opinion of the management of the company, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of financial position at the balance sheet dates and the results of operations and cash flows for the respective interim periods. The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. These financial statements should be read in conjunction with the unaudited consolidated financial statements for the year ended December 31, 2000 included in the Company's Current Report on Form 8-K.

NOTE 2 - RECLASSIFICATIONS

Certain reclassifications have been made to prior period financial statements to conform with the current year's presentation. These reclassifications had no effect on net margin (loss) for any period.

NOTE 3 - ESTIMATED PATRONAGE DIVIDENDS

If financial and operating conditions permit, patronage dividends are declared and paid by the company after the close of each fiscal year. Patronage dividends in the amount of $34,952,000 were paid on March 31, 2001 relating to the fiscal year ended December 31, 2000, approximately thirty percent of which were paid in cash (TruServ by-laws and the IRS require the payment of at least twenty percent of patronage dividends be in cash). The remainder was paid through the issuance of the company's Redeemable Class B non-voting common stock and, in certain cases, a small portion of the dividend was paid by means of Promissory (Subordinated) Notes of the company. The Redeemable Class B non-voting common stock issued as part of the December 31, 2000 patronage dividend has been designated as qualified notices of allocation. There is no estimated patronage dividend for the period ended March 31, 2001 and there was no patronage dividend estimated for the corresponding period in 2000.

NOTE 4 - LOSS ALLOCATION TO MEMBERS

During the third quarter of fiscal year 2000, company management developed, and the Board of Directors approved, a plan to equitably allocate to members the loss incurred in 1999. This loss was previously recorded as a reduction of retained earnings. The company has allocated the 1999 loss by establishing a loss allocation account as a contra-equity account in the unaudited condensed consolidated balance sheet with the offsetting credit recorded to retained earnings / (deficit). The loss allocation account reflects the sum of each member's proportionate share of the 1999 loss, after being reduced by certain amounts that are not allocable to members. The loss allocation account is not a receivable from members and does not represent an amount currently due from members. Rather, the loss allocation account will be satisfied, on a member by member basis, by withholding the portion of future patronage dividends that would have been paid in qualified Redeemable Class B non-voting common stock, at par value, and applying such amount as a reduction in the loss allocation account until the individual member's loss allocation account has been fully satisfied. Members' stock ownership will not be reduced to satisfy the loss allocation account. However, in the event a member should terminate as a stockholder of the company, any unsatisfied portion of that member's loss allocation account will be satisfied by reducing the redemption amount paid for the member's stock investment in the company.

NOTE 5 - INVENTORIES

INVENTORIES CONSISTED OF THE FOLLOWING:

                                                        MARCH 31,   DECEMBER 31,
                                                          2001         2000
                                                          ----         ----
                                                            (000'S OMITTED)

Manufacturing inventories:
      Raw materials ............................        $  4,004     $  2,242
      Work-in-process and finished goods .......          32,032       30,705
                                                        --------     --------
                                                          36,036       32,947
Merchandise inventories ........................         416,132      410,716
                                                        --------     --------
      Total ....................................        $452,168     $443,663
                                                        ========     ========

Inventories are stated at the lower of cost, determined on the "first-in, first-out" basis, or market. The cost of inventory also includes indirect costs to bring inventory to its existing location for resale. The amount of indirect costs included in ending inventory at March 31, 2001 and December 31, 2000 was $28,802,000 and $29,144,000, respectively.

NOTE 6 - DEBT

The company's senior notes agreement and revolving credit facility require the company to meet certain financial ratios and covenants. The company notified its lenders that it had failed to achieve a required borrowing base ratio test contained in both the senior notes agreement and the revolving credit facility in February 2001. The company is in the course of renegotiating the senior notes agreement and the revolving credit facility with its lending group, and, if successful, will replace the current revolving credit facility, and possibly the senior notes, with an asset-based lending agreement by approximately September 1, 2001. However, in the event the company is not successful in renegotiating such an agreement, the senior notes would remain callable and would therefore be reclassified from a long-term liability to a current liability.

NOTE 7 - SEGMENT INFORMATION

The company is principally engaged as a wholesaler of hardware and related products and is a manufacturer of paint products. The company identifies segments based on management responsibility and the nature of the business activities of each component of the company. The company measures segment earnings as operating earnings including an allocation for interest expense and income taxes. Information regarding the identified segments and the related reconciliation to consolidated information are as follows:


                          QUARTER ENDED MARCH 31, 2001
                                 (000'S OMITTED)


                                                                                      ELIMINATION
                                                                                   OF INTERSEGMENT   CONSOLIDATED
                                         HARDWARE          PAINT         OTHER           ITEMS           TOTALS
                                         --------          -----         -----           -----           ------
Net sales to external customers        $  600,138       $  28,449      $  25,763         $    -       $   654,350
Intersegment sales                              -             547              -           (547)                -
Interest expense                           13,942           1,279            136              -            15,357
Depreciation & amortization                10,092             437            173              -            10,702
Segment net margin/(loss)                 (16,663)          2,607            120              -           (13,936)
Identifiable segment assets             1,121,899          61,105         28,656              -         1,211,660
Expenditures for long-lived assets          2,914             265             33              -             3,212

                           QUARTER ENDED APRIL 1, 2000
                                 (000'S OMITTED)


                                                                                      ELIMINATION
                                                                                   OF INTERSEGMENT   CONSOLIDATED
                                         HARDWARE          PAINT         OTHER           ITEMS           TOTALS
                                         --------          -----         -----           -----           ------
Net sales to external customers        $  969,483       $  31,739      $  26,383         $    -       $ 1,027,605
Intersegment sales                              -             492              -           (492)                -
Interest expense                           12,633           1,616            166              -            14,415
Depreciation & amortization                10,679             442            193              -            11,314
Segment net margin/(loss)                 (11,146)          2,205             17              -            (8,924)
Expenditures for long-lived assets          2,982             334             73              -             3,389

NOTE 8 - ASSET SALE

Effective December 29, 2000, the company sold the assets, primarily inventory, of the Lumber and Building Material business to Builder Marts of America, Inc. The Lumber and Building Materials business generated over 30% of the company's revenue; however, the sale of the business will not materially impact net margin.

NOTE 9 - NEW ACCOUNTING PRONOUNCEMENT

Effective January 1, 2000, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by FASB Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." These new standards require that all derivative instruments be recognized as either assets or liabilities in the balance sheet and measured at their fair value. The new standards also require changes in the fair value of derivatives to be recorded in each period in current earnings or comprehensive income, depending on the intended use of the derivatives. The adoption of these new standards had no impact on the Company's results of operations, its financial position or its cash flows.